FIRST AMENDMENT TO SUBLEASE AGREEMENT
                              CORRECTION TO RENT

This First Amendment to the Sublease Agreement ("the Amendment") is made and entered into as of June 1, 1998 by and between JetFax, Inc. (owner of and successor to DocuMagix, Inc.) and Lara Technology, Inc. with reference to the following facts:

                                   RECITALS

A. Sublessor and Sublessee have entered into that certain Sublease Agreement dated June 25, 1997 (the "Sublease") for the leasing of certain premises containing approximately 3,652 rentable square feet of space located at 2880 Zanker Road - Suite 104, San Jose, California (the "Premises") as such Premises are more fully described in the Lease.

B. Sublessor and Sublessee wish to correct the Sublease rent to accurately reflect the original intent of the parties to the transaction. The modifications are set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sublessor hereby agree as follows:

    I. Recitals: Sublessor and Sublessee agree that the above recitals are true and correct.

    2. Rent (Clause 6.1): The monthly Minimum Rent for the Premises is $6,998.05 for remainder of the Lease Term, which constitutes the time period from June 1, 1998 through November 18, 1999.

    3. Use of Partitions and Chairs (Clause 17): This clause shall be deleted from the Sublease and shall be documented separately in a letter agreement dated June 1, 1998.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


SUBLESSOR:     JetFax, Inc., a Delaware corporation
BY: /s/ ALLEN K. JONES        ITS:  VP & CFO         DATE:  June 1, 1998
    ----------------------        ----------------        ---------------



SUBLESSEE:     Lara Technology, Inc., a Delaware corporation
BY: /s/ KAMAL GUNSAGER        ITS: VP Operations     DATE: June 1, 1998
    ----------------------        ----------------        ---------------

LESSOR'S CONSENT TO SUBLEASE AMENDMENT

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Amendment.

LESSOR:     Spieker Properties, LP, a California limited partnership

BY:                   ITS:                    DATE:
   -------------------    --------------------      ---------------------

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